Exhibit (j) under Form N-1A
                                             Exhibit 99 under Item 601/ Reg. S-K

                        CONSENT OF INDEPENDENT AUDITORS


We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information, both included in Post-Effective Amendment Number 31 to the Registration Statement Form N-1A, No. 33-34154 of Riverfront Funds and to the use of our report dated February 15, 2001, incorporated by reference therein.


                                    /s/ ERNST & YOUNG LLP
                                    ERNST & YOUNG LLP



Cincinnati, Ohio
April 24, 2001